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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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                                                                                                  JURISDICTION
                                            NAME                                                OF INCORPORATION
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
GCC Corporation..............................................................................   Delaware
GK Technologies, Inc.........................................................................   New Jersey
General Cable Industries, Inc. ..............................................................   Delaware
General Cable Export Corp....................................................................   New York
General Cable de Mexico del Norte............................................................   Mexico
Genca Corporation............................................................................   Delaware
Marathon Manufacturing Holdings, Inc. .......................................................   Delaware
General Cable Company Canada, Ltd. ..........................................................   Ontario, Canada
General Cable IP Corp........................................................................   Delaware
General Cable Export Sales Corp. ............................................................   Barbados
General Photonics L.L.C. (50% owned).........................................................   Delaware
Diversified Contractors, Inc. ...............................................................   Delaware
MLTC Company.................................................................................   Delaware
Marathon Steel Co............................................................................   Arizona
M-Australia Pty. Ltd.........................................................................   Australia
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